Exhibit 99.1

CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and the Chief Financial Officer of First Interstate BancSystem, Inc. (the “Registrant”). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarter ended June 30, 2003.

We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of July 24, 2003.

/s/ THOMAS W. SCOTT
Thomas W. Scott
Chief Executive Officer

/s/ TERRILL R. MOORE
Terrill R. Moore
Senior Vice President and
Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to First Interstate BancSystem, Inc. and will be retained by First Interstate BancSystem, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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